Exhibit 10-o-2

$350,000,000

AMENDMENT NO. 1 TO
364-DAY
CREDIT AGREEMENT

dated as of May 28, 2003

among

Rockwell Collins, Inc.,

The Banks Listed Herein,

and

JPMorgan Chase Bank,
as Agent

Bank of America, N.A.,
as Syndication Agent

and

UBS AG, Cayman Islands Branch,
Bank One, NA (Main Office Chicago),
Wachovia Bank, National Association,
as Co-Documentation Agents

J.P. Morgan Securities Inc.,
Lead Arranger and Sole Bookrunner

AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

AMENDMENT dated as of May 28, 2003 (this “Amendment No. 1”) to the 364-Day Credit Agreement dated as of May 29, 2002 (the “Credit Agreement”) among ROCKWELL COLLINS, INC. (the “Company”), the BANKS listed on the signature pages hereof (the “Banks”) and JPMORGAN CHASE BANK, as Agent (the “Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) extend the Termination Date from May 28, 2003 to May 26, 2004, (ii) modify the Commitments thereunder, (iii) update the representations relating to financial information and (iv) make certain other modifications to the Credit Agreement related thereto;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement, as amended by this Amendment No. 1. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement, any Note or any other document issued or delivered thereunder shall, after the Amendment No. 1 Effective Date, refer to the Credit Agreement as amended hereby.

Section 2.  Amendments to Credit Agreement.  Effective as of the Amendment No. 1 Effective Date (as defined below):

(a)           Section 1.01 of the Credit Agreement is hereby amended by adding, in appropriate alphabetical order, the following definitions

“Amendment No. 1” means Amendment No. 1 to 364-Day Credit Agreement dated as of May 28, 2003 among the Company, the Banks listed on the signature pages thereof and the Agent.

“Amendment No. 1 Effective Date” means the date of effectiveness of Amendment No. 1 in accordance with Section 8 thereof.

“Commitment Schedule” means the Commitment Schedule attached hereto as Schedule 1.01.

(b)           Clause (i) of the definition of “Commitment” in Section 1.01 of the Credit Agreement is amended to read in full as follows:

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“(i) with respect to each Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule,”

(c)           The definition of “Revolving Credit Period” in Section 1.01 of the Credit Agreement is amended by changing the reference to “Effective Date” specified therein to “Amendment No. 1 Effective Date”.

(d)           The definition of “Termination Date” in Section 1.01 of the Credit Agreement is amended by changing the date specified therein from “May 28, 2003” to “May 26, 2004”.

(e)           Clause (c) of Section 2.09 of the Credit Agreement is amended to read in full as follows:

“(c)   Accrued fees under this Section shall be payable quarterly in arrears on each Quarterly Payment Date, upon the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety) and on the Amendment No. 1 Effective Date.”

(f)            Clause (a) of  Section 2.17 of the Credit Agreement is amended by changing the amount specified in the first sentence thereof from “$625,000,000” to “$475,000,000”.

(g)           Section 4.01 of the Credit Agreement is amended by deleting the phrase “Effective Date” and substituting therefor the phrase “Amendment No. 1 Effective Date”.

(h)           Section 4.04 of the Credit Agreement is amended by:

(i)   changing the date specified in clause (a) thereof from “September 30, 2001” to “September 30, 2002”;

(ii)   changing the date specified in clause (b) thereof from “March 31, 2002” to “March 31, 2003”; and

(iii)   (A) deleting the phrase “Effective Date” in clause (c) thereof and substituting therefor the phrase “Amendment No. 1 Effective Date” and (B) changing the date specified in clause (c) thereof from “March 31, 2002” to “March 31, 2003”.

(i)            Section 4.05 of the Credit Agreement is amended by changing the year specified therein from “2001” to “2002”.

(j)            Section 9.12 of the Credit Agreement is amended by adding, at the end thereof, the following:

“Notwithstanding any other provision in this Agreement, each of the parties hereto (and each employee, representative, or other agent of

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any such party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.”

(k)           Schedule 1.01 hereto is added to the Credit Agreement as Schedule 1.01 thereto.

Section 3.  Changes in Commitments.  With effect from and including the Amendment No. 1 Effective Date, (i) each Person listed on the signature pages hereof which is not a party to the Credit Agreement (each, a “New Bank”) shall become a Bank party to the Credit Agreement, and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the Commitment Schedule.  On the Amendment No. 1 Effective Date, any Bank whose Commitment is changed to zero (each, an “Exiting Bank”) shall cease to be a Bank party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of each Exiting Bank shall be due and payable on such date; provided that the provisions of Sections 8.03, 8.04 and 9.03 of the Credit Agreement shall continue to inure to the benefit of each Exiting Bank after the Amendment No. 1 Effective Date.

Section 4.  Notes.  On the Amendment No. 1 Effective Date or promptly thereafter (i) each Exiting Bank holding any Note(s) shall deliver such Note(s) to the Company for cancellation and (ii) the Company shall issue to each New Bank that has so requested a new Note or Notes evidencing its Loans hereunder in accordance with Section 2.05 of the Credit Agreement. On the Amendment No. 1 Effective Date, any Notes issued to an Exiting Bank prior to the Amendment No. 1 Effective Date shall be of no force and effect and shall no longer constitute evidence of Loans.

Section 5.  Representations of Company.  The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement, as amended by this Amendment No. 1, will be true on and as of the Amendment No. 1 Effective Date and (ii) no Default will have occurred and be continuing on such date.

Section 6.  Governing Law.  This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York.

Section 7.  Counterparts.  This Amendment No. 1 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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Section 8.  Effectiveness.  This Amendment No. 1 shall become effective as of the date hereof on the date when each of the following conditions shall have been satisfied (the “Amendment No. 1 Effective Date”):

(a)        receipt by the Agent of counterparts hereof signed by the Company, the Agent, each New Bank and each Exiting Bank (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of facsimile, telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

(b)        receipt by the Agent of an opinion of the General Counsel of the Company, substantially in the form of Exhibit E to the Credit Agreement and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

(c)        receipt by the Agent of all documents the Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Amendment No. 1 and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent; and

(d)        payment by the Company (i) to the Agent, for the accounts of the  Banks, of participation fees in the amounts and to be shared among the Banks as heretofore mutually agreed upon and (ii) of all other amounts due and payable under the Credit Agreement and/or this Amendment No. 1, including all fees and other amounts due and payable under the Fee Letter, dated as of April 30, 2003 among the Agent, J.P. Morgan Securities Inc., as Lead Arranger, and the Company;

provided that this Amendment No. 1 shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than May 28, 2003.  The Agent shall promptly notify the Company and the Banks of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.

ROCKWELL COLLINS, INC.

By:
	Title:	Vice President, Finance and Treasurer
	Address:	400 Collins Road NE Cedar Rapids, IA 52498
	Attention:	Patrick E. Allen
	Telecopy:	319-295-3400

JPMORGAN CHASE BANK

By:
Title:

BANK OF AMERICA, N.A.

By:
Title:

UBS AG, CAYMAN ISLANDS BRANCH

By:
Title:

By:
Title:

BANK ONE, NA (MAIN OFFICE CHICAGO)

By:
Title:

Signature Page to Amendment No. 1 to Rockwell Collins 364-Day Credit Agreement

CITICORP USA, INC. (CUSA)

By:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Title:

MELLON BANK, N.A.

By:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Title:

THE BANK OF NEW YORK

By:
Title:

CREDIT LYONNAIS NEW YORK BRANCH

By:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Title:

KEY BANK NATIONAL ASSOCIATION

By:
Title:

SUMITOMO MITSUI BANKING CORPORATION

By:
Title:

MIZUHO CORPORATE BANK, LTD.

By:
Title:

JPMORGAN CHASE BANK, as Agent

By:
Title:

SCHEDULE 1.01

Commitment Schedule

Name of Bank	Commitment Amount
JPMorgan Chase Bank	$35,000,000
Bank of America, N.A.	$35,000,000
UBS AG, Cayman Islands Branch	$35,000,000
Bank One, NA (Main Office Chicago)	$35,000,000
Wachovia Bank, National Association	$35,000,000
Citicorp USA, Inc. (CUSA)	$30,000,000
Mellon Bank, N.A.	$30,000,000
Wells Fargo Bank, National Association	$30,000,000
Key Bank National Association	$20,000,000
Sumitomo Mitsui Banking Corporation	$20,000,000
The Bank of New York	$17,500,000
U.S. Bank National Association	$17,500,000
Credit Lyonnais New York Branch	$10,000,000
Total:	$350,000,000